UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2006
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26407	85-0212130
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona		85705
(Address of principal executive offices)		(Zip Code)

520-292-0266
Registrant's telephone number, including area code

1 Wetmore Road, Suite 203
Tucson, Arizona
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

Extension of Maturity Dates of Convertible Notes Dated August 19, 2004 and October 4, 2004

Nord Resources Corporation (the “Corporation”) has issued an amended and restated convertible promissory note to Stephen Seymour dated for reference August 19, 2004 in the principal amount of $66,000, and an amended and restated convertible promissory note to Ronald Hirsch (collectively with Mr. Seymour, the “Lenders”) dated for reference October 4, 2004 in the principal amount of $106,000. Each Lender is a director of the Corporation, and Mr. Hirsch also serves the Corporation as Chairman of the Board of Directors.

The loans evidenced by these convertible notes accrue interest at 10% per annum, are unsecured and were to have matured on the earlier of: (a) September 30, 2006, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which the Corporation raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of the Corporation’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of the Corporation’s assets or assets valued at $12,000,000 or greater.

Pursuant to Amending Agreements between the Corporation and each Lender effective as of September 29, 2006, these convertible notes have been extended to mature on the earlier of: (a) December 22, 2006, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which the Corporation raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of the Corporation’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of the Corporation’s assets or assets valued at $12,000,000 or greater. These loans continue to be repayable upon maturity: (a) in the case of an equity offering or a debt financing, as to 50% in cash and as to the balance in fully paid shares of common stock at a deemed price of $0.20 per share; (b) in the case of a significant corporate transaction or a sale, lease or transfer of assets, solely in fully paid shares of common stock at a deemed price of $0.20 per share; and (c) in any other case, in such mix of cash and/or fully paid shares of common stock at a deemed price of $0.20 per share as the holder may determine.

Extension of Convertible Note Dated As Of June 29, 2004

The Corporation has issued an amended and restated convertible promissory note dated for reference June 29, 2004 to Mr. Hirsch in the amount of $35,000. The debt evidenced by this convertible note accrues interest at 10% per annum, is unsecured and was to have matured on the earlier of: (a) September 30, 2006, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which the Corporation raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of the Corporation’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of the Corporation’s assets or assets valued at $12,000,000 or greater.

Pursuant to an Amending Agreement between the Corporation and Mr. Hirsch effective as of September 29, 2006, this convertible note has been extended to mature on the earlier of: (a) December 22, 2006, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which the Corporation raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of the Corporation’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of the Corporation’s assets or assets valued at $12,000,000 or greater. This loan is repayable upon maturity: (a) in the case of an equity offering or a debt financing, as to 50% in cash and as to the balance in fully paid shares of common stock at a deemed price of $0.175 per share; (b) in the case of a significant corporate transaction or a sale, lease or transfer of assets, solely in fully paid shares of common stock at a deemed price of $0.175 per share; and (c) in any other case, in such mix of cash and/or fully paid shares of common stock at a deemed price of $0.175 per share as the holder may determine.

Extension of $600,000 Revolving Line of Credit Facility Dated June 21, 2005

On June 21, 2005, the Corporation entered into a $600,000 secured revolving line of credit agreement with the Lenders. The line of credit bears interest at a rate equal to M&T Bank’s prime rate and is collateralized by accounts receivable, inventory, property and equipment, and other assets. Pursuant to an agreement between the Corporation and the Lenders dated August 17, 2006, the line of credit was to have matured on the earlier of: (a) September 30, 2006, and (b) the closing of a registered equity offering and/or a debt project financing in which the Corporation raises not less than $20 million.

Pursuant to an Amending Agreement effective as of September 29, 2006, the maturity date of the line of credit has been extended to the earlier of: (a) December 22, 2006, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which the Corporation raises not less than $20 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of the Corporation’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of the Corporation’s assets or assets valued at $12,000,000 or greater. In consideration for the issuance of the line of credit, the Corporation agreed to issue to the Lenders four shares of common stock and four warrants for every $1 loaned to the Corporation. As of the date hereof, the Corporation has issued a total of 2,260,000 shares of common and 2,260,000 warrants pursuant to the revolving line of credit.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

EXHIBIT NUMBER DESCRIPTION

10.1

Amendment agreement dated September 29, 2006 between Nord Resources Corporation and Stephen Seymour in respect of Amended and Restated Convertible Promissory Note dated for reference August 19, 2004, in the principal amount of $66,000*

10.2

Amendment agreement dated September 29, 2006 between Nord Resources Corporation and Ronald Hirsch in respect of Amended and Restated Convertible Promissory Note dated for reference October 4, 2004, in the principal amount of $106,000*

10.3

Amendment agreement dated September 29, 2006 between Nord Resources Corporation and Ronald Hirsch in respect of Amended and Restated Convertible Promissory Note dated for reference June 29, 2004, in the principal amount of $35,000*

10.4	Amending agreement dated September 29, 2006 among Nord Resources Corporation, Ronald Hirsch and Stephen Seymour in respect of that certain $600,000 Revolving Line of Credit Agreement and that certain Secured Promissory Note, as previously amended, each dated for reference June 21, 2005*

*	Filed herewith.

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

Date:October 4, 2006	By:	/s/ John Perry
John Perry
Chief Financial Officer

4.